SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              RSI Retirement Trust
                (Name of Registrant as Specified In Its Charter)
                  --------------------------------------------


                    Board of Trustees of RSI Retirement Trust
                   (Name of Person(s) Filing Proxy Statement)
                    -----------------------------------------


Payment of Filing Fee (Check the appropriate box):  None

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6 (i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------


         2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

                 ---------------------------------------------------------------


         4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------


         5)      Total Fee Paid:

                 ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ---------------------------------------------------------------

         2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

         3)      Filing Party:

                 ---------------------------------------------------------------

         4)      Date Filed:

                 ---------------------------------------------------------------

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                            ------------------------




                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                  May 28, 1998
                                  ------------





NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on May 28, 1998 at 10:30 A.M. (E.D.T.), for the following purposes:


         1. To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.

         2. To consider ratification or rejection of the selection of McGladrey & Pullen as independent accountants of the Trust for the fiscal year ending September 30, 1998.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on March 31, 1998 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.


                                            By Order of the Trustees,


                                            /s/ Stephen P. Pollak


                                            STEPHEN P. POLLAK
                                            Executive Vice President,
                                            Counsel and Secretary





DATED:  New York, New York
        April 20, 1998

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                             ----------------------


                                 PROXY STATEMENT
                               General Information


         This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on May 28, 1998, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is April 21, 1998.

         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

         The Trustees have fixed the close of business on March 31, 1998 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

         The Trust had outstanding as of the record date 12,564,713.377 Units of beneficial interest, which are divided into separate Investment Funds as follows:

Core Equity Fund ......................................2,349,879.185
Emerging Growth Equity Fund ...........................1,036,722.660
Value Equity Fund .....................................1,196,278.602
International Equity Fund ...............................789,169.688
Actively Managed Bond Fund ............................4,162,501.917
Intermediate-Term Bond Fund ...........................1,980,858.766
Short-Term Investment Fund ............................1,049,302.559
Dedicated Bond Fund ...........................................0.000

         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof.

         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal.

         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.


                                   PROPOSAL 1

                              Election Of Trustees

         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 12 members. The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

         The nominees for Trustee are set forth below under "Information Regarding Trustees."

         Two of the three nominees for Trustee are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the three nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES."

                         Information Regarding Trustees

         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust (Trust Participants) that are stockholders of Retirement System Group Inc., parent company of Retirement System Investors Inc. ("Investors"), with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+).


Nominees For Election As Trustees:

                                    Principal Occupation,
                                    Business Experience                First
                                    During Last 5 Years,               Became
  Name                    Age       Present Directorships              Trustee
----------               -----      -----------------------------     ---------
Candace Cox                46      President and Chief Investment        1992
                                   Officer, Bell Atlantic (formerly
                                   NYNEX) Asset Management Company
                                   since November 1995, Vice President
                                   and Managing Director, between
                                   September 1992 and October 1995;
                                   Director of Financial Women's
                                   Association.

                                    Principal Occupation,
                                    Business Experience                First
                                    During Last 5 Years,               Became
  Name                    Age       Present Directorships              Trustee
----------               -----      -----------------------------     ---------

William A. McKenna, Jr. *  61      Chairman, President and Chief         ----
                                   Executive Officer, Ridgewood
                                   Savings Bank, Ridgewood, New York
                                   since January 1992; Trustee of
                                   Ridgewood Savings Bank; Trustee of
                                   St. Joseph's College; Director of
                                   St. Vincent's Services;  Director
                                   of Boy's Hope; Director of M.S.B.
                                   Fund, Inc.;  Director of
                                   Institutional Investors Mutual Fund,
                                   Inc.;  Member of the Cardinal's
                                   Committee of the Laity; Member of
                                   University  Council,  St. John's
                                   University;  Member  of the  Dean's
                                   Executive  Council, Hofstra
                                   University School of Business.


Raymond L. Willis          62      Private Investments since March       1985
                                   1989; formerly Corporate
                                   Director, Risk and Benefits
                                   Management, United Technologies
                                   Corporation, Hartford, Connecticut;
                                   Chairman, U.T.C. Pension Trust,
                                   Ltd.; President, U.T. Insurance,
                                   Ltd.; Director of Association of
                                   Private Pension and Welfare Plans;
                                   Trustee of Employee Benefits Research
                                   Institute.


Trustees Serving With A Term Expiring In One Year:

William Dannecker  * +     58      President of the Trust since May      1987
                                   1986; President and Director of
                                   Retirement System Group Inc. since
                                   March 1989 and Chief Executive
                                   Officer since January 1990;
                                   President and Director of
                                   Retirement System Consultants
                                   Inc. since January 1990 and March
                                   1989, respectively; Director of
                                   Retirement System Investors Inc.
                                   since March 1989; President and
                                   Director of Retirement System
                                   Distributors Inc. since December 1990
                                   and July 1989, respectively; Director
                                   of RSG Insurance Agency Inc. since
                                   March 1996; President of Retirement
                                   System Fund Inc. from February 1991
                                   to July 1997 and Director from
                                   November 1990 to July 1997.


Covington Hardee           79      Retired since 1984; formerly          1977
                                   Chairman of the Board of
                                   The Lincoln Savings Bank, FSB,
                                   New York.

                                    Principal Occupation,
                                    Business Experience                First
                                    During Last 5 Years,               Became
  Name                    Age       Present Directorships              Trustee
----------               -----      -----------------------------     ---------

Maurice E. Kinkade         56      Director of Development,              1987
                                   Maplebrook School, since
                                   September, 1994; President of
                                   KINCO Management since June 1992;
                                   formerly Chairman and Chief
                                   Executive Officer of Poughkeepsie
                                   Savings Bank, FSB, Poughkeepsie,
                                   New York, from 1984 and 1980,
                                   respectively, to February 1990,
                                   and President from August 1986
                                   to February 1990 and between
                                   1980 and 1984.


William G. Lillis          67      Real Estate Consultant; formerly      1986
                                   President and Chief Executive
                                   Officer from April 1981
                                   and December 1989,  respectively,
                                   to  November   1991  of  American
                                   Savings Bank, FSB.



Trustees Serving With A Term Expiring in Two Years:


Herbert G. Chorbajian  *   59      Chairman and Chief Executive Officer  1994
                                   since October 1990 and President
                                   and Director since June 1985 of
                                   ALBANK, FSB; Chairman, President
                                   and Chief Executive Officer of
                                   ALBANK Financial Corporation since
                                   April 1992; Director or Trustee of
                                   the Federal Home Loan Bank of New
                                   York; the New York Business Development
                                   Corporation; the Albany Memorial
                                   Hospital Foundation, Inc.; the Albany
                                   Cemetery Association; and the
                                   Albany College of Pharmacy.


James P. Cronin            52      President, Treasurer and Chief        1997
                                   Executive Officer since May 1987
                                   of The Dime Savings Bank of Norwich;
                                   Director or Trustee of Mutual
                                   Investment Fund of Connecticut;
                                   Hartford Mutual Investment Fund;
                                   Connecticut Association of Securities
                                   Inc.;  Norwich Free Academy;
                                   St. Jude Common; John S. Blackmar
                                   Fund; Eastern Connecticut Foundation
                                   for Public Giving; and St. Patrick
                                   Cathedral School Board of Education.


Ralph L. Hodgkins, Jr.     64      Retired since August 1995; Vice       1983
                                   President, Peoples Heritage Bank,
                                   Portland, Maine from September 1994
                                   to August 1995; President and Chief
                                   Executive Officer, Mid Maine Savings
                                   Bank, FSB, Auburn, Maine from August
                                   1970 to August 1994; Trustee and
                                   Investment Committee Chair of
                                   University of Maine System.

                                    Principal Occupation,
                                    Business Experience                First
                                    During Last 5 Years,               Became
  Name                    Age       Present Directorships              Trustee
----------               -----      -----------------------------     ---------

William L. Schrauth  *     62      President and Chief  Executive        1981
                                   Officer since August 1, 1977
                                   of The Savings Bank of Utica,
                                   Utica, New York; Director of
                                   Retirement  System Group Inc.;
                                   Director of Economic  Development
                                   Growth  Enterprises  Corporation;
                                   Director    of   the    Community
                                   Foundation of Herkimer and Oneida
                                   Counties, Inc.


William E. Swan  *         50      President and Chief Executive         1994
                                   Officer, Lockport Savings Bank,
                                   Lockport, New York since July 1989;
                                   Director or Trustee of Christ the
                                   King Seminary; Buffalo Niagara
                                   Partnership; St. Bonaventure
                                   University;  Federal Reserve Bank
                                   of New York, Buffalo Branch; New York
                                   Business Development Corp.;
                                   Community Bankers Association of
                                   New York State; AAA of Western and
                                   Central New York; Catholic Charities
                                   of Buffalo, New York; Lockport
                                   Savings Bank; Lockport Savings Bank
                                   Foundation; and Niagara Bancorp, Inc.




         All Trustees and officers of the Trust as a group owned less than 1% of the Units outstanding of each Investment Fund and of the Trust as a whole as of March 31, 1998.

         The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

         The Audit Committee, which met three times during the Trust's fiscal year ended September 30, 1997, presently consists of Messrs. Chorbajian, Cronin and Kinkade. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

         The Board Affairs Committee, which met one time during the Trust's fiscal year ended September 30, 1997, presently consists of Messrs. Hardee, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

         The Investment Committee, which met four times during the Trust's fiscal year ended September 30, 1997, presently consists of Ms. Cox and Messrs. Schrauth and Willis. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

         The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 1997, presently consists of Ms. Cox and Messrs. Lillis and Swan. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

         The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 1997, presently consists of Messrs. Hodgkins, Lillis and Schrauth. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

         The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 1997. There were no special meetings. During the Trust's fiscal year ended September 30, 1997, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).



         Information Regarding the Trust Chairman and Executive Officers

         The  officers  of  the  Trust  are  the  President,  one or  more  Vice
Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 1997, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust serves as an officer or director of Investors.

                                         Principal Occupation,
                                         Business Experience
                                         During Last 5 Years,
         Name            Age             Present Directorships

James P. Coughlin         61       Executive  Vice  President-Investments of the
                                   Trust since July 1995, Senior Vice  President
                                   -Investments from December 1986 to July 1995;
                                   Executive Vice  President-Investments of
                                   Retirement System Group Inc. since  January
                                   1993, Chief Investment Officer since January
                                   1991,  Director  since May 1990 and Senior
                                   Vice President-Investments from January 1990 to December 1992; President of Retirement
                                   System  Investors Inc. since February
                                   1990;  Senior Vice  President  of  Retirement
                                   System Fund Inc. from January 1991 to
                                   July 1997.


Stephen P. Pollak         52       Executive  Vice  President,  Counsel and
                                   Secretary of the Trust since July  1995,
                                   Senior  Vice  President,   Counsel  and
                                   Secretary  from  December 1986 to July 1995;
                                   Executive  Vice  President,  Counsel and
                                   Secretary of Retirement  System Group Inc.
                                   since January 1993, Senior Vice  President,
                                   Counsel and Secretary from January 1990 to
                                   December 1992 and Director  since March 1989;
                                   Vice President and Secretary of Retirement
                                   System Consultants Inc. since January 1990 and Director since March 1989; Vice
                                   President, Secretary and Compliance Officer of Retirement System Distributors Inc. since
                                   February 1990 and Director since July 1989;
                                   Vice President and Secretary of Retirement
                                   System Investors Inc. since February 1990 and Director since March 1989; President of
                                   RSG Insurance Agency Inc. since March 1996 and Director since March 1996; Senior Vice
                                   President, Counsel and Secretary of
                                   Retirement System Fund Inc. from January 1991
                                   to July 1997 and Director from November 1990 to July 1997.

                                         Principal Occupation,
                                         Business Experience
                                         During Last 5 Years,
         Name            Age             Present Directorships

John F. Meuser            62       Senior Vice President of the Trust since July
                                   1996,  Treasurer of the Trust from October
                                   1992 to March 1998,  Vice  President  from
                                   October 1992 to July 1996;  Vice President of
                                   Retirement System Group Inc. since January
                                   1993; Registered Representative of Retirement
                                   System Distributors Inc. since February 1990 and Vice President since June 1994; Vice
                                   President of Retirement System Investors Inc.
                                   since February 1990; Vice President of
                                   Retirement System Consultants Inc. since June
                                   1994; Senior Vice President and Treasurer of
                                   Retirement System Fund Inc. from October 1996 to July 1997 and Vice President and Treasurer from October 1992 to October 1996.


                      Compensation Of Trustees And Officers

Trustees' Compensation

         The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 1997. Trust officers received no compensation from the Fund during the fiscal year ended September 30, 1997:

        Name of Trustee                    Aggregate Compensation From the Fund
        ---------------                    ------------------------------------
    Herbert G. Chorbajian                                  $18,050
              Candace Cox                                   19,500 *
          James P. Cronin                                    1,742
        William Dannecker                                     -0-
          Eugene C. Ecker                                   14,250
         Covington Hardee                                   16,250 *
   Ralph L. Hodgkins, Jr.                                   16,750
       Maurice E. Kinkade                                   18,350 *
        William G. Lillis                                   17,500 *
      William L. Schrauth                                   17,500
          William E. Swan                                   13,300 *
        Raymond L. Willis                                   22,250


Officers' Cash Compensation

         Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation indirectly because of their employment by Retirement System Group Inc. and its subsidiaries.


Section 457 Deferred Compensation Plan

         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code of 1986, as amended. Under the Plan, Trustees may defer up to the lesser of $8,000 or 33-1/3% of their compensation from the Trust during each calendar year.

         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

         The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

     *  Aggregate  compensation  includes  amounts  deferred  under the  Trust's
Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 1997 is as follows: Ms. Cox ($105,655); Mr. Hardee ($53,906); Mr. Kinkade ($164,650), Mr. Lillis
($36,852) and Mr. Swan ($11,935). There are no pension or retirement benefits.

         Deferred compensation attributable to the Plan may be invested in one or more outside investments as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.



                                   PROPOSAL 2

                            Selection Of Accountants

         Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected, on January 22, 1998, McGladrey & Pullen to continue in the capacity of independent public accountants, to examine the accounts and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 1998.

         Representatives of McGladrey & Pullen are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

         The  Trust  has an Audit  Committee  of the  Board of  Trustees,  whose
composition  and   responsibilities   are  discussed  above  under  "Information
Regarding Trustees."

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF McGLADREY & PULLEN AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.


                        Information Concerning Investors

         Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners. Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("Group"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment adviser to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also provides investment sub-adviser services to The Enterprise Group of Funds Inc., and may also act as investment adviser or sub-adviser to other investment companies. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                                Title and Other
                Name                      Principal Occupation, if any

         William Dannecker   Director

                             President, Chief Executive Officer and Director - Retirement System Group Inc.

                             President and Director -
                             Retirement System Consultants Inc.

                             President, Director and Registered Principal - Retirement System Distributors Inc.

                             Director - RSG Insurance Agency Inc.

                                                Title and Other
                Name                      Principal Occupation, if any

         James P. Coughlin   President

                             Executive Vice President, Chief Investment Officer and Director - Retirement System Group Inc.

                             Registered Principal -
                             Retirement System Distributors Inc.


         Stephen P. Pollak   Director, Vice President and Secretary

                             Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                             Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                             Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                             President - RSG Insurance Agency Inc.


        In addition to acting as Investment Manager for the Trust, Investors acts as investment sub-adviser to The Enterprise Group of Funds, Inc., resulting in compensation paid to Investors, for the year ended September 30, 1997, as follows:

       Investment                                             Rate of
     Portfolio Name                Total Assets             Compensation
     --------------                ------------             ------------
   Growth and Income Fund           $17,614,154                 .30%

Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 1997, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 1997, Consultants received fees from the Trust in the aggregate amount of $2,730,235.

                              Principal Unitholders

         The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of March 31, 1998. Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated:

                                                         Amount of     Percent
                   Name                                  Ownership     of Class

Trust (considered as a whole):
ALBANK, FSB .............................................780,821.130    6.21%
Ridgewood Savings Bank ..................................657,707.003    5.23%

Core Equity Fund:
Ridgewood Savings Bank ..................................141,384.194    6.02%
ALBANK, FSB .............................................136,325.966    5.80%

Emerging Growth Equity Fund:
Ridgewood Savings Bank ...................................56,757.635    5.47%
ALBANK, FSB ..............................................54,718.630    5.28%

International Equity Fund:
ALBANK, FSB ..............................................71,497.156    9.06%
Staten Island Savings Bank ...............................42,665.139    5.41%
Roosevelt Savings Bank ...................................40,903.035    5.18%

Value Equity Fund:
Ridgewood Savings Bank ...................................80,328.507    6.71%
ALBANK, FSB ..............................................77,454.779    6.47%

Actively Managed Bond Fund:
ALBANK, FSB .............................................307,220.007    7.38%
Ridgewood Savings Bank ..................................264,298.455    6.35%

Intermediate-Term Bond Fund:
ALBANK, FSB .............................................133,604.592    6.74%
Ridgewood Savings Bank ..................................114,938.212    5.80%

Short-Term Investment Fund:
Independence Savings Bank * .............................143,306.806   13.66%
Roosevelt Savings Bank * ................................136,783.802   13.04%
Institutional Group Information Corp. * ..................90,068.241    8.58%
Northfield Savings Bank, FSB * ...........................86,479.589    8.24%
The Dime Savings Bank of Williamsburgh, FSB * ............54,306.151    5.18%

Dedicated Bond Fund:
None .....................................................       --      --



*  Defined contribution plan

The addresses of these institutions are as follows:

     ALBANK,  FSB,  10 North Pearl  Street,  Albany,  New York,  New York 12207;
Independence Savings Bank, 195 Montague Street, Brooklyn, New York 11201; Institutional Group Information Corp., 1000 Northern Blvd., Great Neck, New York 11021-5305; Northfield Savings Bank, FSB, 1731 Victory Boulevard, Staten Island, New York 10314-0025; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530; Staten Island Savings Bank, 15 Beach Street, Stapleton, Staten Island, New York 10304; and The Dime Savings Bank of Williamsburgh, FSB, 209 Havemeyer Street, Brooklyn, New York 11211.



                                  Vote Required

        Election of Trustees and the approval of the selection of McGladrey & Pullen as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.



                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    1999 Annual Meeting Of Trust Participants


          The 1999 Annual Meeting of Trust Participants is expected to be held on or about May 27, 1999. Any proposal intended to be presented by any Trust Participant for action at the 1999 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 27, 1999 in order for such proposal to be included in the Proxy Statement and proxy relating to the 1999 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 1999 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters


         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 1997 and Semi-Annual Report for the six months ended March 31, 1998 are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.



                                            By Order of the Board of Trustees,


                                            /s/ Stephen P. Pollak


                                            STEPHEN P. POLLAK
                                            Executive Vice President,
                                            Counsel and Secretary


New York, New York
April 20, 1998

                              RSI RETIREMENT TRUST

                              --------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").


         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on May 28, 1998 and the Proxy Statement attached thereto, and does hereby appoint Stephen P. Pollak and Heidi Viceconte and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on May 28, 1998, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:



         (1) Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:



         Nominees:         Candace Cox

                           William A. McKenna, Jr.

                           Raymond L. Willis





           [ ] FOR all nominees listed above (except as marked to the contrary below).


           [ ]    WITHHOLD AUTHORITY to vote for all nominees listed above.


         Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


                ----------------------------------------------------------------


                ----------------------------------------------------------------


         (2) Selection of McGladrey & Pullen as the Trust's independent accountants.


                     [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

         (3) Upon all other matters which shall properly come before the meeting.


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES, FOR THE SELECTION OF McGLADREY & PULLEN, AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.


         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *




           -------------------------------------         -----------
           (Print Name of Trust Participant)             Account no.




           -------------------------------------------
           (Designated Plan Unitholder, if applicable)



          By:                                              Dated:         , 1998
              ------------------------------------------         --------
         (Signature of individual unitholder, or person, officer
         or committee duly designated by Trust Participant)



        * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.






                                       (2)